Scudder
Pacific
Opportunities
Fund

Semiannual Report
April 30, 1998

Pure No-Load(TM) Funds

Seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                       Scudder Pacific Opportunities Fund
--------------------------------------------------------------------------------
                             Total Net Assets as of
Date of Inception: 12/8/92   4/30/98: $154.4 million      Ticker Symbol:  SCOPX
--------------------------------------------------------------------------------

o The downturn in Southeast Asian currency and equity markets continued through the end of 1997. Several of the hardest-hit markets, however, experienced dramatic recoveries in early 1998, spurred by the announcement of IMF-imposed reform packages.

o Even though the Scudder Pacific Opportunities Fund returned -4.88% for the six-month period ended April 30, 1998, it performed relatively well compared to the -10.75% for the MSCI All Country Asia Free Index (excluding Japan).

o The Fund's roughly 17% cash position at October 31, 1997, which helped dampen the effects of the downturn during the final tumultuous months of 1997, was put to work in early 1998 through investments in China, Hong Kong, the Philippines, Korea, and India.



                                Table of Contents

   3  Letter from the Fund's President    16  Financial Statements
   4  Performance Update                  19  Financial Highlights
   5  Portfolio Summary                   20  Notes to Financial Statements
   6  Portfolio Management Discussion     25  Report of Independent Accountants
  10  Glossary of Investment Terms        29  Investment Products and Services
  11  Investment Portfolio                30  Scudder Solutions



                     2 - Scudder Pacific Opportunities Fund

                        Letter from the Fund's President

Dear Shareholders,

     While many Pacific region markets posted sharp rebounds during the first calendar quarter of 1998, market returns were disappointing for the six-month period ended April 30, 1998. Against this challenging backdrop, Scudder Pacific Opportunities Fund performed relatively well and was ranked among the top 12% of 82 Pacific (excluding Japan) funds according to Lipper Analytical Services for the six-month period. Longer term, the Fund outperformed the average return of funds in this category for the trailing 12-month period.

     While the near-term outlook for the Pacific Basin is murky, the area's longer-term potential is substantial. The Fund's management team remains focused on finding well-run companies with good long-term potential at reasonable prices. Over time, this approach has the potential to provide investors with attractive returns.

     Our views on the Asia situation are discussed by Elizabeth Allan, Theresa Gusman, and Nick Bratt on page 6 of this report.

     At the beginning of 1998, your Fund's investment adviser changed its name to Scudder Kemper Investments, Inc. from Scudder, Stevens & Clark, Inc., reflecting the acquisition of a majority interest in Scudder by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. We think this combination is very positive, and will provide your Fund's manager with expanded resources.

     For those of you who are interested in new Scudder products, April 6th marked the debut of our latest entrant in the growth and income category, Scudder Real Estate Investment Fund. In addition, we will add another fund in this category on July 17, Scudder Dividend & Growth Fund. For further information on these new funds, please call 1-800-225-2470.

     Thank you for your continued investment in Scudder Pacific Opportunities Fund. If you have any questions about your Fund, please call Scudder Investor Relations at the number above, or visit our web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Pacific Opportunities Fund


                     3 - Scudder Pacific Opportunities Fund

PERFORMANCE UPDATE as of April 30, 1998
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                            Total Return

Period Ended   Growth of              Average
4/30/98         $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER PACIFIC OPPORTUNITIES FUND
--------------------------------------------
1 Year          $  6,649   -33.51%   -33.51%
5 Year          $  8,354   -16.46%    -3.53%
Life of Fund*   $  9,182    -8.18%    -1.57%
--------------------------------------------
MSCI ALL COUNTRY ASIA FREE INDEX
(EXCLUDING JAPAN)
--------------------------------------------
1 Year          $  6,211   -37.89%   -37.89%
5 Year          $  9,645    -3.55%     -.72%
Life of Fund*   $ 11,487    14.87%     2.63%
--------------------------------------------
* The Fund commenced operations on December 8, 1992.
  Index comparisons begin December 31, 1992.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER PACIFIC OPPORTUNITIES FUND
Year             Amount
------------------------
12/92*           $10,000
'93              $11,019
'94              $13,498
'95              $12,811
'96              $14,490
'97              $13,844
'98              $ 9,205

MSCI ALL COUNTRY ASIA FREE INDEX
(EXCLUDING JAPAN)
Year             Amount
------------------------
12/92*           $10,000
'93              $11,910
'94              $16,806
'95              $16,185
'96              $19,974
'97              $18,496
'98              $11,487

YEARLY PERIODS ENDED APRIL 30

The Morgan Stanley Capital International (MSCI) All Country Asia Free Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. Index returns assume dividends reinvested and, unlike Fund returns, do not reflect any fees or expenses.

--------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
--------------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED APRIL 30

                       1993*     1994      1995      1996      1997      1998
                     ---------------------------------------------------------
NET ASSET VALUE...   $ 13.19   $ 16.08   $ 15.17   $ 17.05   $ 16.27   $ 10.51
INCOME DIVIDENDS..   $    --   $   .08   $   .10   $   .10   $   .01   $   .30
CAPITAL GAINS
DISTRIBUTIONS.....   $    --   $   .01   $    --   $    --   $    --   $    --
FUND TOTAL
RETURN (%)........      9.92     22.49     -5.09     13.11     -4.46    -33.51
INDEX TOTAL
RETURN (%)........     19.10     41.11     -3.69     23.42     -7.40    -37.89

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the life of Fund period would have been lower.

                     4 - Scudder Pacific Opportunities Fund

PORTFOLIO SUMMARY as of April 30, 1998
---------------------------------------------------------------------------
GEOGRAPHICAL
(Excludes 4% Cash Equivalents)
---------------------------------------------------------------------------
Hong Kong                          23%
Taiwan                             21%
Australia                           9%
India                               9%
Philippines                         7%
China                               6%
Korea                               6%
New Zealand                         5%
Indonesia                           4%
Other                              10%
--------------------------------------
                                  100%
--------------------------------------

Quality companies in China, Hong
Kong, the Philippines, Korea, and
India were added based on a more
proactive response to the crisis in
these countries.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS
(Excludes 4% Cash Equivalents)
--------------------------------------------------------------------------
Financial                          29%
Technology                         18%
Communications                      9%
Manufacturing                       9%
Transportation                      8%
Consumer Staples                    5%
Utilities                           5%
Metals & Minerals                   4%
Service Industry                    4%
Other                               9%
--------------------------------------
                                  100%
--------------------------------------

The portfolio's sector weightings
are the result of an individual
stock selection approach, rather
than a top-down allocation of
assets.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(23% of Portfolio)
--------------------------------------------------------------------------
1.   HSBC Holdings Ltd.
     Bank
2.   Philippine Long Distance Telephone Co.
     Telecommunication services
3.   New World Development Co., Ltd.
     Property investment and development, construction and engineering, hotels and restaurants, telecommunications
4.   CLP Holdings, Ltd.
     Electric power holding company
5.   ASE Test Ltd.
     Testing services to semiconductor manufacturers
6.   QBE Insurance Group Ltd.
     Commercial, industrial and individual insurance underwriter
7.   Fletcher Challenge Energy
     Oil and gas exploration and development
8.   Austrailia & New Zealand Banking Group
     Ltd.
     General trading and savins bank
9.   Smartone Telecommunications
     Cellular communication services
10.  Asustek Computer Inc.
     Manufacturer of computer mainboards,
     audio/visual cards and network cards

Changes to top fund holdings
over the six months reflect an
increased emphasis on attractive
valuations and high quality
companies.



For more complete details about the Fund's Investment Portfolio, see page 11. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                     5 - Scudder Pacific Opportunities Fund

                         Portfolio Management Discussion

This interview with Elizabeth J. Allan, Theresa M. Gusman, and Nick Bratt, portfolio managers of Scudder Pacific Opportunities Fund, takes a look at the market environment in the Pacific region and the Fund's strategy during the six-month period ended April 30, 1998.

Q: How did the Fund perform for the six-month period?

A: The Fund returned -4.88%, compared with a -10.75% return for the MSCI All Country Asia Free Index (excluding Japan). After declining sharply at the end of 1997, markets such as Korea and Thailand posted dramatic gains in early 1998 with the announcement of IMF (International Monetary Fund)-imposed reform packages. These rallies were positive for the Fund; however, the Indonesian, Chinese, and South Korean markets ended the period with sharply negative returns for the six months.

Q: What factors contributed to the Fund's outperformance relative to its benchmark index?

A: The Fund's relative outperformance was due largely to its technology holdings in Taiwan -- including Asustek Computer and ASE Test -- stock selection in Hong Kong, and stepped-up exposure to the Philippines. Also, Australian financial stocks such as QBE Insurance were a plus.

Q: How would you describe the investment environment during the period?

A: In the final months of 1997, rising interest rates and ballooning foreign currency debt threatened corporate earnings. At the same time, sudden demand for liquidity and panic selling by investors took a significant toll on the region's stock markets.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

Market Performance

BAR CHART PERIOD:

Six Months Ended April 30, 1998

CHART DATA:

                                      % Change in        % Change in
                                      U.S. Dollar      Currency Relative
                                         Return          to U.S. Dollar
                                      -----------      -----------------

 Australia                                 7.93               15.37
 Philippines                               6.89               21.32
 Taiwan                                    0.95                7.66
 India                                    -1.78                7.27
 Thailand                                 -4.35               -9.83
 Hong Kong                                -9.62              -11.44
 Singapore                                -9.93               -9.33
 New Zealand                             -10.51               -1.13
 Malaysia                                -15.09               -5.21
 Korea                                   -20.80                9.71
 China                                   -30.07              -29.97
 Indonesia                               -61.62              -14.02


Source: Morgan Stanley Capital International


Volatility persisted into 1998 as investors balanced risks and opportunities. The year began with Southeast Asian equity and currency markets plummeting to new lows as investors worried about the possibility of debt-payment suspension


                     6 - Scudder Pacific Opportunities Fund
and further economic meltdowns. By mid-January, Indonesian equities had fallen nearly 60% in U.S. dollar terms from year-end levels, with Malaysia, Singapore, Hong Kong, the Philippines, and Thailand all down by more than 25%.

The announcement of IMF-imposed reform packages in Indonesia, Korea, and Thailand marked a turning point. IMF support, coupled with compelling valuations after the selloff, set the stage for several powerful rallies. During the first three months of the year, Thailand's stock market surged.

In March, this euphoria began to wane as the reality of the situation set in: near-certain economic hardship, potential social and political instability, stretched valuations, and government backsliding on announced reform programs. By the end of April, several markets including Indonesia, Korea, and Thailand had given back some or all of their first-quarter gains, yielding flat or negative performance for the full six-month period.

Q: What was the Fund's strategy during this tumultuous period?

A: We significantly altered the Fund's portfolio composition in the first few months of 1998. We used our cash reserves to buy stocks of quality companies at compelling valuations, particularly in China, the Philippines, Korea, and India, where policy response to the crisis has been the most proactive. In each case, we looked for attractive companies with excellent management, dominant market positions, a clear competitive advantage, high or improving return-on-equity, and strong balance sheets.

In China, we were encouraged by the government's aggressive program of infrastructure investment as a counterbalance to weaker growth in consumption and exports (see box on page 8). As a result, we bolstered our already-substantial exposure to road, power, and telecommunications companies. Purchases included Sichuan Expressway, Beijing Datang Power, and China Telecom.

In Hong Kong and the Philippines, we purchased shares of New World Infrastructure, Smartone Telecommunications, Philippino Telephone convertible bonds, and Ayala Land. In Korea, we added several "blue chip" holdings at attractive valuations including Pohang Iron and Steel and Samsung Electronics.

In February, we took profits in select Taiwanese technology shares, including ASE Test, Asustek, and Delta Electronics. These sales notwithstanding, we increased and diversified the Fund's holdings in Taiwan. We maintain our view that the outsourcing trend among PC producers and the push toward ever-lower-priced computers will benefit Taiwanese technology companies. In addition, we took a position in Taishin International Bank, an undervalued and conservatively managed Taiwanese bank.

Q: How do existing and anticipated political and economic reforms factor in?

A: We believe the duration of the turbulence in Asian equity and currency markets will be influenced by government and corporate responses to the crisis. As we have seen, proactive and pro-market responses are received favorably by

                     7 - Scudder Pacific Opportunities Fund

THE FOLLOWING IS A FULL PAGE CALLOUT INSERTED ON SEPARATE PAGE

--------------------------------------------------------------------------------
Trip Notes: China
Reforms Underway Lay Foundation for Higher Quality Growth

   Consolidating its political standing after a year of transition, the Chinese government has made significant progress developing a comprehensive framework to implement long-term structural changes. Based on a recent visit to China, our view is that the Asian economic crisis and the slowing Chinese economy have given fresh impetus to the rate of structural reforms. However, the sheer size of the economy, the magnitude of the challenges, and the existing bottlenecks in the system lead us to believe that implementation will take time, and at least 3-5 years to bear fruit.

   Nonetheless, we believe there are investment opportunities in the meantime. The Chinese government is acutely concerned about the weak domestic economy, and we believe they will do their best to follow through with the highly publicized fiscal stimulus policy. This initiative aims to keep the economy afloat at a difficult time by targeting infrastructure and mass residential housing development. Both are important issues on the government's long-term economic development and reform agenda. The keys to the success of these initiatives are anticipated reforms of the banking and financial sectors, and state-owned enterprises in particular.

   We are increasingly confident that China's economy is not poised at the edge of a precipice, but rather, that it continues on a long and gradual uptrend aided by secular changes in the economy. Despite China's vast population and its attendant potential, identifying good investment opportunities requires careful analysis and a selective approach, as the economy remains highly fragmented with many inefficiencies. We continue to believe that together the equity markets of Hong Kong, Taiwan, and China offer a wide spectrum of growth opportunities. We believe these are best exploited on the dips that inevitably come when confidence over China's longer-term prospects waver unduly.
--------------------------------------------------------------------------------

                     8 - Scudder Pacific Opportunities Fund
the equity and currency markets. Needed reforms include establishing proper monetary and fiscal policy frameworks, improving banking sector supervision, introducing deregulation and liberalization measures, and improving corporate and statistical transparency.

The Philippines, for example, has embraced many of these reforms, and President Ramos seems to be doing all in his power to ensure that his successor continues to promote the investor-friendly posture that has been a goal of his administration. China also has taken a proactive stance as evidenced by its stated commitment to accelerate the reform of state-owned enterprises and the financial sector, rationalize government bureaucracy, promote home ownership, and boost infrastructure spending. We believe the IMF-imposed reform packages introduced in Indonesia, Korea, and Thailand are clearly a step in the right direction. But, it is unclear whether the latter two countries have the political, social, and financial fortitude to follow the IMF road to recovery. Malaysia's response to the crisis is still uncertain.

Q: How do you expect to manage the portfolio going forward?

A: We believe superior stock selection is the key to superior performance. Original, forward-looking fundamental equity research remains the cornerstone of our investment strategy. While the landscape for investing in the Pacific has changed dramatically over the last year, we will continue to look for companies with the potential for rapid growth that are undervalued, exceptionally well-managed and dominant in clearly identifiable market niches. We are placing increased emphasis on valuation analysis, which should help us determine the proper re-entry price points for high-quality companies in the region. In the coming months, we believe continued exposure to the Australian financial services sector and Taiwan, coupled with increased holdings in China, Hong Kong, India, the Philippines, and Korea, should position the Fund to benefit from a recovery in the Pacific region.

                     9 - Scudder Pacific Opportunities Fund

                          Glossary of Investment Terms

 CURRENCY DEVALUATION             A significant decline of a currency's value
                                  relative to other currencies, such as the U.S. dollar. This may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For
                                  U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing the total return of their investment.

 DIVERSIFICATION                  The spreading of risk by putting money in
                                  several different classes of investments, such as stocks, bonds, money market instruments and real estate, or in several stocks in different industries.

 FUNDAMENTAL RESEARCH             Analysis of companies based on the projected
                                  impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

 INTERNATIONAL MONETARY           An organization focused on lowering trade
 FUND (IMF)                       barriers and stabilizing currencies. While
                                  helping developing nations pay their debts, the IMF usually imposes tough guidelines aimed at lowering inflation, cutting imports, and raising exports.

 LIQUIDITY                        A characteristic of an investment or an asset
                                  referring to the ease of convertibility into cash within a reasonably short period of time.

 TRANSPARENCY                     The degree to which investors can evaluate if
                                  a company is managed in the interests of shareholders. Transparency is often not as strong in developing markets where disclosure requirements may be less stringent and protectionism, subsidies, and cronyism may distort the business environment.

 VOLATILITY                       The tendency of a security, commodity, or
                                  market to rise and fall in price over time.
                                  Volatility is inherent in almost all
                                  investments but differs in degree from
                                  investment to investment and from market to market. For example, in the United States, short-term bond funds are relatively low risk and tend to have limited price changes. By contrast, stock mutual funds historically have been relatively high risk investments.
                                  While generally offering greater potential returns, these investments exhibit much greater variations in price.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                    10 - Scudder Pacific Opportunities Fund

                                Investment Portfolio as of April 30, 1998

                                                                                                Principal            Market
                                                                                             Amount ($) (c)         Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 3.9%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 4/30/98 at 5.5%,
  to be repurchased at $5,214,797 on 5/1/98, collateralized by a $4,255,000 U.S.                                   -----------
  Treasury Bond, 7.875%, 2/15/21 (Cost $5,214,000) ......................................      5,214,000             5,214,000
                                                                                                                   -----------
Convertible Bonds 6.1%
------------------------------------------------------------------------------------------------------------------------------
Hong Kong 1.5%
Kerry Properties Ltd., 2%, 6/15/07 ......................................................        640,000               592,000
New World Infrastructure Ltd., 5%, 7/15/01 ..............................................        688,000               681,120
New World Infrastructure Ltd., 1%,  4/15/03 .............................................        756,000               712,530
                                                                                                                   -----------
                                                                                                                     1,985,650
                                                                                                                   -----------
Indonesia 2.3%
APP Global Finance Ltd., 2%, 7/25/00 ....................................................      1,260,000             1,316,700
Asia Pulp & Paper Company Ltd., Zero Coupon, 11/18/12 ...................................      6,934,000             1,707,498
                                                                                                                   -----------
                                                                                                                     3,024,198
                                                                                                                   -----------
Philippines 1.0%
International Container Terminal, Inc., 1.75%, 3/13/04 ..................................         48,000                41,640
Philippino Telephone Corp., 1.750%, 7/17/06 .............................................      1,678,000             1,342,400
                                                                                                                   -----------
                                                                                                                     1,384,040
                                                                                                                   -----------
Singapore 1.3%
Wing Tai Holdings Ltd., 1.5%, 7/15/02 ...................................................      2,325,000             1,639,119
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $7,604,498)                                                                            8,033,007
------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 89.7%
------------------------------------------------------------------------------------------------------------------------------
Australia 8.7%
Australia & New Zealand Banking Group Ltd. (General trading and savings bank) ...........        391,806             2,735,211
Broken Hill Proprietary Co., Ltd. (ADR) (Steel, minerals and petroleum
  exploration and production) ...........................................................         76,600             1,512,850
Commonwealth Bank of Australia (Bank) ...................................................        128,357             1,541,301
QBE Insurance Group Ltd. (Commercial, industrial and individual insurance
  underwriter) ..........................................................................        633,874             2,910,649
Qantas Airways Ltd. (International airline) .............................................        896,750             1,368,679
Smith (Howard) Ltd. (Shipping and engineering conglomerate) .............................        190,700             1,353,548
                                                                                                                   -----------
                                                                                                                    11,422,238
                                                                                                                   -----------
China 5.7%
Beijing Datang Power Generation Co., Ltd. "H" (Owner and operator of coal-fired
  electric power plants) ................................................................        994,000               410,638
China Resources Beijing Land (Real estate holding company) ..............................      2,446,000             1,294,681

    The accompanying notes are an integral part of the financial statements.


                     11 - Scudder Pacific Opportunities Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
China Telecommunications Ltd. (Telecommunication services)* .............................        147,000               278,970
Jiangsu Expressway Co., Ltd. "H" (Builder and manager of the Shanghai-Nanjing
  expressway) ...........................................................................      5,196,000             1,509,295
Shenzhen Expressway Co. "H" (Highway developer) .........................................      5,133,000             1,408,162
Sichuan Expressway Co. "H"(Developer of toll roads, bridges and tunnels) ................      4,139,000               710,673
Zhejiang Expressway Co., Ltd. "H" (Road construction and management) ....................      8,334,000             1,990,434
                                                                                                                   -----------
                                                                                                                     7,602,853
                                                                                                                   -----------
Hong Kong 20.8%
CLP Holdings Ltd. (Electric power holding company) ......................................        633,500             3,042,370
Cheung Kong Holdings Ltd. (Real estate company) .........................................        213,000             1,416,150
China Southern Airlines Co., Ltd. "H" (Commercial airline service in southeast
  Asia)* ................................................................................      4,460,000               955,797
Citic Pacific Ltd. (Diversified holding company) ........................................        751,000             2,312,335
Dao Heng Bank Group Ltd. (Commercial bank holding company) ..............................        601,000             1,776,775
First Pacific Corp., Ltd. (International management and investment company) .............      1,390,000               668,442
HSBC Holdings PLC (Bank) ................................................................        146,190             4,170,926
Hutchison Whampoa, Ltd. (Container terminal and real estate company) ....................        413,000             2,553,925
Li & Fung Ltd. (Investment holding company, engaged in export trading) ..................      1,464,000             2,457,010
Liu Chong Hing Bank Ltd. (Commercial bank) ..............................................        173,000               242,325
National Mutual Asia Ltd. (Insurance company) ...........................................        912,000               729,977
New World Development Co., Ltd. (Property investment and development,
  construction and engineering, hotels and restaurants, telecommunications) .............      1,140,706             3,239,805
New World Infrastructure Ltd. (Investment and operation of infrastructure
  projects)* ............................................................................         47,400               101,886
Smartone Telecommunications Holdings, Ltd. (Cellular communication services) ............      1,027,000             2,698,096
South China Morning Post Co., Ltd. (Newspaper publisher) ................................      1,980,000             1,188,613
                                                                                                                   -----------
                                                                                                                    27,554,432
                                                                                                                   -----------
India 8.6%
Corporation Bank (Commercial bank) ......................................................        459,600             1,667,591
Crompton Greaves Ltd. (GDR) (Manufacturer of electrical equipment)* .....................        922,689             1,799,244
HDFC Bank Ltd. (Corporate banking and financial services) ...............................      1,302,000             2,506,305
Hero Honda Motors Ltd. (Manufacturer of motorized two wheelers) .........................          7,100               213,366
Housing Development Finance Corp. Ltd. (Housing finance provider to individuals,
  corporations and developers) ..........................................................          7,095               576,497
Indian Tobacco Co. (Tobacco company) ....................................................         93,400             1,853,772
Mahanagar Telephone Nigan Ltd. (Telecommunication services in Delhi and Bombay) .........        329,300             2,089,478
TVS Suzuki Ltd. (Manufacturer of motorcycles and mopeds) ................................         52,700               745,085
                                                                                                                   -----------
                                                                                                                    11,451,338
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                     12 - Scudder Pacific Opportunities Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Indonesia 1.3%
Gudang Garam (Manufactures and distributes cigarettes) ..................................         59,500                71,028
Gulf Indonesia Resources Ltd. (Independent oil and gas producer)* .......................         36,300               558,113
Indorama Synthetics (Producer of polyester yarn, fiber and fabric) ......................      3,715,300               963,656
PT Astra International, Inc. (Distributor of automobiles and related parts) .............        979,000               192,741
                                                                                                                   -----------
                                                                                                                     1,785,538
                                                                                                                   -----------
Korea 5.6%
Hyundai Engineering & Construction Co. (Leading general contractor)* ....................          1,320                 6,667
Hyundai Engineering & Construction Co. Rights (expire 5/7/98) (b)* ......................            297                   389
Korea Electric Power Co. (Electric utility) .............................................        170,380             2,320,177
Pohang Iron & Steel Co., Ltd. (Leading steel producer) (b) ..............................         30,740             1,653,152
Samsung Display Devices Co. (Leading manufacturer of CRT and picture tubes) .............         36,723             1,827,220
Samsung Electronics Co., Ltd. (Major electronics manufacturer) ..........................         27,680             1,532,600
Samsung Electronics Co., Ltd. Rights (expire 6/25/98) (b)* ..............................          2,202                42,508
                                                                                                                   -----------
                                                                                                                     7,382,713
                                                                                                                   -----------
Malaysia 2.4%
Kuala Lumpur Kepong Berhad (Producer of palm products, natural rubber and cocoa) ........        614,000             1,427,715
United Plantations Berhad (Cultivation and processing of oil palm, copra and
  cocoa) ................................................................................      1,447,000             1,742,624
                                                                                                                   -----------
                                                                                                                     3,170,339
                                                                                                                   -----------
New Zealand 4.9%
Fletcher Challenge Building Corp. (Commercial, industrial and residential
  construction) .........................................................................      1,125,700             2,276,188
Fletcher Challenge Energy Ltd. (Oil and gas exploration and development) ................        644,500             2,198,241
Fletcher Challenge Energy Ltd. (AUD) (Oil and gas exploration and development) ..........        179,500               620,518
Telecom Corp. of New Zealand (Installment Receipts, Partly Paid 3/31/99)
  (Telecommunication services) ..........................................................        538,600             1,445,099
                                                                                                                   -----------
                                                                                                                     6,540,046
                                                                                                                   -----------
Philippines 5.8%
Aboitiz Equity Ventures Inc. (Conglomerate: electricity, infrastructure,
  shipbuilding)* ........................................................................      6,183,270               308,008
Ayala Land, Inc. (Real estate and land developer) .......................................      4,326,000             1,696,999
First Philippine Holdings Corp. "B" (Holding company involved in electric power
  distribution, construction services and passenger bus transportation) .................      1,551,060             1,139,633
International Container Terminal Services, Inc. (Containerized cargo handling
  firm) .................................................................................      7,225,900               953,855
Philippine Long Distance Telephone Co. (Telecommunication services) .....................         33,000               883,562
Philippine Long Distance Telephone Co. (Global Sponsored Depository Shares)
  (pfd.) ................................................................................         53,300             2,731,625
                                                                                                                   -----------
                                                                                                                     7,713,682
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                     13 - Scudder Pacific Opportunities Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Singapore 1.8%
Oversea-Chinese Banking Corp., Ltd. (Foreign registered) (Commercial bank) ..............        156,000               822,868
Overseas Union Bank Ltd. (Foreign registered) (Provider of banking and financial
  services) .............................................................................        225,000               852,811
United Overseas Bank, Ltd. (Foreign registered) (Commercial bank) .......................        157,000               743,841
                                                                                                                   -----------
                                                                                                                     2,419,520
                                                                                                                   -----------
Taiwan 20.1%
ASE Test Ltd. (Testing services to semiconductor manufacturers)* ........................         60,200             3,040,100
Acer Peripherals, Inc. (Developer and distributor of computer peripherals) ..............      1,265,033             2,301,839
Asustek Computer Inc. (Manufacturer of computer mainboards, audio/video cards
  and network cards)* ...................................................................        132,300             2,696,193
China Development Corp. Ltd. (Leading venture capital firm and investment bank)* ........         14,825                40,238
Compeq Manufacturing Co., Ltd. (Manufacturer of multi-layer double-sided printed
  circuit boards)* ......................................................................        327,000             2,518,855
Delta Electronic Industrial (Manufacturer of power supply equipment) ....................        700,855             2,571,789
Far East Textile Ltd. (Manufacturer of natural and synthetic textile products) ..........            500                   455
GVC Corp. (Manufacturer of fax modems and PC mother boards)* ............................        788,000               963,059
Gold Circuit Electronics Ltd. (Manufacturer of double-sided and multi-layer
  circuit boards)* ......................................................................        230,000             1,597,295
Hon Hai Precision Industry Co., Ltd. (Manufacturer of electronic connectors,
  cable assemblies and memory chips)* ...................................................        462,000             2,690,079
Pacific Construction Co. (Land development and public works construction)* ..............      2,915,900             1,653,621
Phoenixtec Power Co., Ltd. (Manufacturer of industrial electric and electronic
  products)* ............................................................................         97,000               316,229
Siliconware Corp. (Testing and packaging of integrated circuits)* .......................        821,000             1,269,799
Synnex Technology International Corp.(GDR) (Distributor of personal computers
  and peripherals)* .....................................................................        362,000             2,063,898
Taishin International Bank (Commercial bank) ............................................      2,104,000             1,480,320
Taishin International Bank (pfd.) (b)* ..................................................         58,940                37,322
Lite-on Electronics, Inc. (Manufacturer of electronic components and power
  supplies) .............................................................................        495,000             1,411,090
                                                                                                                   -----------
                                                                                                                    26,652,181
                                                                                                                   -----------
Thailand 2.1%
Bank SinoPac (Commercial bank)* .........................................................      1,950,000             1,419,279
PTT Exploration and Production Co., Ltd. (Foreign registered) (Petroleum
  refinery) .............................................................................        128,800             1,359,648
                                                                                                                   -----------
                                                                                                                     2,778,927
                                                                                                                   -----------
United States 1.9%
Freeport McMoRan Copper & Gold, Inc. "A" (US company mining in Indonesia) ...............        139,000             2,475,939
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $129,754,466)                                                                            118,949,746
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                     14 - Scudder Pacific Opportunities Fund

                                                                                                Number of            Market
                                                                                                Contracts           Value ($)
------------------------------------------------------------------------------------------------------------------------------

Purchased Option 0.3%
------------------------------------------------------------------------------------------------------------------------------
Hong Kong                                                                                                          -----------
Call on Hang Seng, strike price 10,625 HKD, expires 8/3/98 (Cost $909,133) ..............          4,371               356,322
                                                                                                                   -----------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $143,482,097) (a)                                                       132,553,075
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $144,947,022. At April 30, 1998, net unrealized depreciation for all securities based on tax cost was $12,393,947. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $10,679,110 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $23,073,057.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $1,733,371 (1.12% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 1998 aggregated $1,215,221. These securities may also have certain restrictions as to resale.

(c)   Principal amount stated in U.S. dollars unless otherwise noted.

*     Non-income producing security

      At April 30, 1998, outstanding written options were as follows:

                                               Number of      Expiration      Strike Price             Market
      Call Options                             Contracts         Date            (HKD)                Value($)
      ------------------------       ---------------------------------------------------------------------------------
      Hang Seng.                                 4,371          8/3/98           13,500                  8,865
                                                                                                     ---------
      Total outstanding written options (Premiums received $317,983) ..........................          8,865
                                                                                                     =========

      Transactions in written options during the six months ended April 30, 1998 were:

                                                                                  Number of Contracts           Premiums ($)
                                                                            --------------------------------------------------
      Outstanding at
          October 31, 1997 ................................................                --                          --
          Contracts written ...............................................             4,371                     317,983
          Contracts closed ................................................                --                          --
                                                                            --------------------------------------------------
      Outstanding at
          April 30, 1998 (strike price HKD 13,500, expires 8/3/98) ........             4,371                     317,983
                                                                                        =====                     =======

 Currency Abbreviations
 ----------------------

 AUD      Australian Dollars
 HKD      Hong Kong Dollars

    The accompanying notes are an integral part of the financial statements.


                     15 - Scudder Pacific Opportunities Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of April 30, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $143,482,097) ................     $ 132,553,075
                 Foreign currency holdings, at market (identified cost
                   $7,413,917) ........................................................         7,439,772
                 Receivables for investments sold .....................................           946,917
                 Dividends and interest receivable ....................................           225,896
                 Receivables for Fund shares sold .....................................        16,984,072
                 Foreign taxes recoverable ............................................            25,497
                 Unrealized appreciation on forward currency exchange contracts .......           288,885
                 Other assets .........................................................             3,874
                                                                                           ----------------
                 Total assets .........................................................       158,467,988
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ....................................         3,383,083
                 Payable for Fund shares redeemed .....................................           353,967
                 Written options, at value (premiums received $317,983) ...............             8,865
                 Accrued management fee ...............................................           134,187
                 Other payables and accrued expenses ..................................           233,487
                                                                                           ----------------
                 Total liabilities ....................................................         4,113,589
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 154,354,399
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated distribution in excess of net investment income ..........          (771,256)
                 Unrealized appreciation (depreciation) on:
                    Investments .......................................................       (10,929,022)
                    Written options ...................................................           309,118
                    Foreign currency related transactions .............................           295,021
                 Accumulated net realized loss ........................................       (35,568,921)
                 Paid-in capital ......................................................       201,019,459
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 154,354,399
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($154,354,399 / 14,686,952 shares of capital stock                      ----------------
                   outstanding, $.01 par value, 100,000,000 shares authorized) ........            $10.51
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                     16 - Scudder Pacific Opportunities Fund

                             Statement of Operations

                         six months ended April 30, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $79,238) .................     $   1,057,071
                 Interest (net of foreign taxes withheld of $4,244) ...................           799,898
                                                                                           ----------------
                                                                                                1,856,969
                                                                                           ----------------
                 Expenses:
                 Management fee .......................................................           773,179
                 Services to shareholders .............................................           470,214
                 Custodian and accounting fees ........................................           195,186
                 Trustees' fees and expenses ..........................................            28,679
                 Reports to shareholders ..............................................            59,073
                 Auditing .............................................................            33,398
                 Registration fees ....................................................            13,409
                 Legal ................................................................             7,323
                 Amortization of organization expenses ................................             1,143
                 Other ................................................................             9,349
                                                                                           ----------------
                                                                                                1,590,953
                -------------------------------------------------------------------------------------------
                 Net investment income (loss)                                                     266,016
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ..........................................................       (16,405,853)
                 Foreign currency related transactions ................................          (664,004)
                                                                                           ----------------
                                                                                              (17,069,857)
                                                                                           ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments (Net of India Tax $168,200) ..............................        11,543,857
                 Written options ......................................................           309,118
                 Foreign currency related transactions ................................           593,968
                                                                                           ----------------
                                                                                               12,446,943
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                    (4,622,914)
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  (4,356,898)
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                     17 - Scudder Pacific Opportunities Fund

                       Statements of Changes in Net Assets

                                                                                    Six Months           Year
                                                                                       Ended             Ended
                                                                                     April 30,        October 31,
Increase (Decrease) in Net Assets                                                      1998              1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income (loss) ................................   $     266,016     $    (626,474)
                 Net realized gain (loss) from investment transactions .......     (17,069,857)       (1,792,604)
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period .................      12,446,943       (49,806,055)
                                                                                ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                   operations ................................................      (4,356,898)      (52,225,133)
                                                                                ----------------  ----------------
                 Distributions to shareholders from net investment
                   income ....................................................      (3,652,405)         (208,281)
                                                                                ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ...................................     254,984,269       389,468,297
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions .............................       3,371,466           183,112
                 Cost of shares redeemed .....................................    (243,268,725)     (519,332,843)
                                                                                ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ..............................................      15,087,010      (129,681,434)
                                                                                ----------------  ----------------
                 Increase (decrease) in net assets ...........................       7,077,707      (182,114,848)
                 Net assets at beginning of period ...........................     147,276,692       329,391,540
                 Net assets at end of period (including accumulated
                    distribution in excess of net investment income of
                    $771,256 and undistributed net investment income of         ----------------  ----------------
                    $2,615,133) ..............................................   $ 154,354,399     $ 147,276,692
                                                                                ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ...................      12,936,930        20,682,798
                                                                                ----------------  ----------------
                 Shares sold .................................................      24,174,102        24,241,782
                 Shares issued to shareholders in reinvestment of
                   distributions .............................................         336,809            10,985
                 Shares redeemed .............................................     (22,760,889)      (31,998,635)
                                                                                ----------------  ----------------
                 Net increase (decrease) in Fund shares ......................       1,750,022        (7,745,868)
                                                                                ----------------  ----------------
                 Shares outstanding at end of period .........................      14,686,952        12,936,930
                                                                                ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                     18 - Scudder Pacific Opportunities Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                            For the Period
                                                                                                              December 8,
                                                                                                                 1992
                                             Six Months                                                     (commencement
                                                Ended                Years Ended October 31,              of operations) to
                                              April 30,                                                      October 31,
                                               1998(a)        1997(a)    1996(a)      1995        1994           1993
----------------------------------------------------------------------------------------------------------------------------
                                              ----------------------------------------------------------------------------
Net asset value, beginning of period .......   $11.38         $15.93     $15.59      $17.57      $16.21        $12.00
Income from investment operations:            ----------------------------------------------------------------------------
Net investment income (loss) ...............      .02           (.04)       .02         .10         .04           .04
Net realized and unrealized gain (loss)
   on investment transactions ..............     (.59)         (4.50)       .42       (1.98)       1.41          4.17
                                              ----------------------------------------------------------------------------
Total from investment operations ...........     (.57)         (4.54)       .44       (1.88)       1.45          4.21
Less distributions from:                      ----------------------------------------------------------------------------
Net investment income ......................     (.30)          (.01)      (.10)       (.10)       (.08)           --
Net realized gains on investment
   transactions ............................       --             --         --          --        (.01)           --
                                              ----------------------------------------------------------------------------
Total distributions ........................     (.30)          (.01)      (.10)       (.10)       (.09)           --
                                              ----------------------------------------------------------------------------
                                              ----------------------------------------------------------------------------
Net asset value, end of period .............   $10.51         $11.38     $15.93      $15.59      $17.57        $16.21
                                              ----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) ...........................    (4.88)**      (28.52)      2.76      (10.73)       8.97         35.08**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....      154            147        329         384         499           270
Ratio of operating expenses, net to
   average daily net assets (%) ............     2.29*          1.94       1.75        1.74        1.81          1.75*
Ratio of operating expenses before
   expense reductions, to average
   daily net assets (%) ....................     2.29*          1.94       1.75        1.74        1.81          2.90*
Ratio of net investment income
   (loss) to average daily net assets (%) ..      .38*          (.22)       .12         .65         .28          1.41*
Portfolio turnover rate (%) ................    113.8*          97.2       95.4        64.0        38.5           9.9*
Average commission rate paid (b) ...........   $.0068         $.0094     $.0148          --          --            --

(a)   Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for periods ending on or after October 31, 1996.
*     Annualized
**    Not annualized


                     19 - Scudder Pacific Opportunities Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Pacific Opportunities Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market securities are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options and wrote call options on indices as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.


                     20 - Scudder Pacific Opportunities Fund

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

  (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.


                     21 - Scudder Pacific Opportunities Fund

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

At October 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $17,198,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2003 ($12,714,000), and October 31, 2005 ($4,484,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in passive foreign investment companies and investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. All original issue discounts are accreted for both tax and financial reporting purposes. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the six months ended April 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $82,291,195 and $68,178,901, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder


                     22 - Scudder Pacific Opportunities Fund
and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 1998, the fee pursuant to these agreements amounted to $773,179 of which $134,187 is unpaid at April 30, 1998.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 1998, the amount charged to the Fund by SSC aggregated $388,401, of which $60,043 is unpaid at April 30, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans for the Fund. For the six months ended April 30, 1998, the amount charged to the Fund by STC aggregated $21,420, of which $3,631 is unpaid at April 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1998, the amount charged to the Fund by SFAC aggregated $60,929, of which $10,925 is unpaid at April 30, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1998, Directors' fees and expenses aggregated $28,679.

                        D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to


                     23 - Scudder Pacific Opportunities Fund
government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

                                 E. Commitments

As of April 30, 1998, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized appreciation of $288,885.

                                                                                                 Net Unrealized
                                                                                                  Appreciation
                                                                               Settlement        (Depreciation)
            Contracts to Deliver                  In Exchange For                 Date               (U.S.$)
      ---------------------------------   ---------------------------------   --------------   --------------------

      Taiwan Dollars       290,122,229    U.S. Dollars           9,081,361       5/18/98             288,885
                                                                                                   =========

                               F. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                     24 - Scudder Pacific Opportunities Fund

                        Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Pacific Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Pacific Opportunities Fund, including the investment portfolio, as of April 30, 1998, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended October 31, 1997, and the financial highlights for the six months ended April 30, 1998, for each of the four years in the period ended October 31, 1997, and for the period December 8, 1992 (commencement of operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Pacific Opportunities Fund as of April 30, 1998, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended October 31, 1997, and the financial highlights for the six months ended April 30, 1998, for each of the four years in the period ended October 31, 1997, and for the period December 8, 1992 (commencement of operations) to October 31, 1993, in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
June 5, 1998


                     25 - Scudder Pacific Opportunities Fund

                                    This Page
                                  intentionally
                                   left blank.



                    26 - Scudder Pacific Opportunities Fund

                                    This Page
                                  intentionally
                                   left blank.




                    27 - Scudder Pacific Opportunities Fund

                             Officers and Directors

Daniel Pierce*
Chairman of the Board and Director

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive
Officer, Scientific Learning
Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter
Capital Management
Corporation

William H. Gleysteen, Jr.
Director; Consultant; Guest
Scholar, Brookings Institute

William H. Luers
Director; President, The
Metropolitan Museum of Art

Wilson Nolen
Director; Consultant

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Robert W. Lear
Honorary Director;
Executive-in-Residence, Visiting
Professor, Columbia University
Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus and Director, Kirby
Corporation

Nicholas Bratt*
President

Elizabeth J. Allan*
Vice President

Irene T. Cheng*
Vice President

Joyce E. Cornell*
Vice President

Susan E. Dahl*
Vice President

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Theresa Gusman*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

Sheridan P. Reilly*
Vice President

John R. Hebble*
Assistant Treasurer

Richard W. Desmond*
Assistant Secretary

Caroline Pearson*
Assistant Secretary


                       *Scudder Kemper Investments, Inc.

                    28 - Scudder Pacific Opportunities Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                     29 - Scudder Pacific Opportunities Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                     30 - Scudder Pacific Opportunities Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                     31 - Scudder Pacific Opportunities Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

[LOGO]